SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): OCTOBER 26, 2000

                         HEALTHPLAN SERVICES CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-13772                   13-3787901
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

        3501 FRONTAGE ROAD, TAMPA, FLORIDA                       33607
     ----------------------------------------                 ----------
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (813) 289-1000

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)

As announced on October 26, 2000, we completed the sale of our self-funded business unit to Trewit, Inc., based in Minneapolis, Minnesota, for $13.6 million, consisting of $12.1 million cash and the assumption of additional current liabilities in the amount of $1.5 million. Our self-funded business is headquartered in Columbus, Ohio, and operates primarily under the names Harrington Benefit Services and CENTRA HealthPlan. We used the net cash proceeds from the sale to reduce our bank debt by $8.7 million and for other working capital purposes. Pursuant to the Agreement which was amended as of the Closing Date, we have guaranteed that the purchaser will collect $7.035 million dollars of receivables as shown on the Final Closing Balance sheet within 90 days of the Closing. To the extent such collections do not occur within such 90 day period, we will reimburse the purchaser for the shortfall against an assignment of the uncollected receivables. The purchase agreement contains customary representations and warranties and cross indemnity provisions.

On July 5, 2000, we announced the sale of our unemployment compensation and workers' compensation business units for approximately $19.4 million cash. We used the cash proceeds from sale to reduce our bank debt by over $18.0 million.

On September 15, 2000, we announced the sale of our Ohio managed care organization business for approximately $3.7 million cash. We used the cash proceeds from sale to reduce our bank debt by $2.8 million.

As a result of these divestitures, we have recorded a loss on the disposal of discontinued operations of approximately $36.4 million during the third quarter of fiscal 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.





                           HEALTHPLAN SERVICES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 2000
                               (IN THOUSANDS)



                                                                       PRO FORMA
                                                         HISTORICAL   ADJUSTMENTS      PRO FORMA
                                                         ----------   -----------      ---------
                         ASSETS
Current assets:
  Cash and cash equivalents                               $  -          $   --         $  -
  Accounts receivable, net                                  24,029        (7,203)(a)     16,826
  Prepaid expenses and other current assets                  4,003          (909)(a)      3,094
  Refundable income taxes                                    5,081          --            5,081
  Deferred taxes                                             3,144          --            3,144
                                                          --------      --------       --------
          Total current assets                              36,257        (8,112)        28,145
Property and equipment, net                                 27,167        (5,701)(a)     21,466
Intangible assets, net                                     176,984       (49,468)(a)    127,516
Other assets, net                                            4,628          (227)(a)      4,401
                                                          --------      --------       --------
          Total assets                                    $245,036      $(63,508)      $181,528
                                                          ========      ========       ========
LIABILITIES, MINORITY INTEREST, AND  STOCKHOLDERS' EQUITY
Current liabilities:
  Cash overdraft                                          $  4,866      $ (3,442)(b)   $  1,424
  Accounts payable                                           2,724          --            2,724
  Premiums payable to carriers                              37,689          (439)(a)     37,250
  Accrued liabilities                                       64,780       (50,424)(a,b)   14,356
  Current portion of long-term debt                          8,873           (70)(a)      8,803
  Other current liabilities                                  5,292          (231)(a)      5,061
                                                          --------       -------       --------
          Total current liabilities                        124,224       (54,606)        69,618
Notes payable                                               68,963        (8,902)(a,b)   60,061
Deferred taxes                                               2,762          --            2,762
Other long-term liabilities                                  2,432          --            2,432
                                                          --------      --------       --------
          Total liabilities                                198,381       (63,508)       134,873
                                                          --------      --------       --------

Total stockholders' equity                                  46,655          --           46,655
                                                          --------      --------       --------
          Total liabilities, minority interest,
                and stockholders' equity                  $245,036      $(63,508)      $181,528
                                                          ========      ========       ========



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)



                                                                          PRO FORMA
                                                           HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                           ----------     -----------         ---------
Operating Revenues                                         $ 127,895       $    --            $ 127,895

Agent Commissions                                             38,940            --               38,940
General and Administrative                                    82,495            --               82,495
Gain on Sale of Investments                                     (332)           --                 (332)
Interest Expense, Net                                          7,013          (2,655)(b)          4,358
                                                            --------       ---------          ---------
Total Expenses                                               128,116          (2,655)           125,461
                                                            --------       ---------          ---------
Income (loss) Before Provision for Income Taxes
  and Minority Interest                                         (221)          2,655              2,434

(Benefit) Provision for Income Taxes                            (187)          1,209 (b)          1,022
                                                            --------       ---------          ---------
Income (loss) from Continuing Operations                         (34)          1,446              1,412

Loss from discontinued operations, net of taxes                  206             206 (a)             --
Loss on sale of assets, net of taxes                          36,364          36,364 (a)             --
Extraordinary loss from restructure of debt, net of taxes        954            --                  954
                                                            ---------      ---------          ---------
Net Income                                                  $(37,558)     $   38,016          $     458
                                                            =========      =========          =========

Basic (Loss) Earnings Per Share of Common Stock             $  (2.75)                         $    0.03

Basic Weighted Average Number of Shares Outstanding           13,677                             13,677

Diluted Earnings Per Share of Common Stock                  $  (2.75)                         $    0.03

Diluted Weighted Average Number of Shares Outstanding         13,677                             13,677



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)



                                                                          PRO FORMA
                                                           HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                           ----------     -----------         ---------
Operating Revenues                                         $ 139,089       $    --            $ 139,089

Agent Commissions                                             43,118            --               43,118
General and Administrative                                    89,911            --               89,911
Gain on Sale of Investments                                   (4,557)           --               (4,557)
Interest Expense, Net                                          5,032          (1,549)(b)          3,483
Equity in Loss of Joint Venture                                  208            --                  208
                                                            --------       ---------          ---------
Total Expenses                                               133,712          (1,549)           132,163
                                                            --------       ---------          ---------
Income Before Provision for Income Taxes
  and Minority Interest                                        5,377           1,549              6,926

(Benefit) Provision for Income Taxes                           2,328             604 (b)          2,932
                                                            --------       ---------          ---------
Income Before Minority Interest                                3,049             945              3,994

Minority Interest                                                245            --                  245
                                                            ---------      ---------          ---------
Income from continuing operations                              2,804             945              3,749

Loss from discontinued operations, net of taxes                1,367           1,367 (a)           --
                                                            ---------      ---------          ---------
Net Income                                                  $  1,437     $     2,312          $   3,749
                                                            =========      =========          =========

Basic (Loss) Earnings Per Share of Common Stock             $    0.10                         $    0.27

Basic Weighted Average Number of Shares Outstanding            13,768                            13,768

Diluted Earnings Per Share of Common Stock                  $    0.10                         $    0.27

Diluted Weighted Average Number of Shares Outstanding          13,948                            13,948



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating Revenues                                         $277,424      $(94,818)(c)      $182,606

Agent Commissions                                            55,923            (8)(c)        55,915
General and Administrative                                  211,589      (100,113)(c)       111,476
Interest Expense, Net                                         7,212        (2,292)(c,d)       4,920
Equity in Loss of Joint Venture                                 208          --                 208
                                                           --------      --------          --------
Total Expenses                                              274,932      (102,413)          172,519
                                                           --------      --------          --------
Income Before Provision for Income Taxes
  and Minority Interest                                       2,492         7,595            10,087

Provision for Income Taxes                                    2,143         2,094 (c)         4,237
Minority interest                                               245           --                245
                                                           --------      --------          --------

Net Income                                                 $    104      $  5,501          $  5,605
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.01                        $   0.41

Basic Weighted Average Number of Shares Outstanding          13,742                          13,742

Diluted Earnings Per Share of Common Stock                 $   0.01                        $   0.40

Diluted Weighted Average Number of Shares Outstanding        13,922                          13,922



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating Revenues                                         $289,247      $(88,037)(c)      $201,210

Agent Commissions                                            68,449          --              68,449
General and Administrative                                  185,661       (95,361)(c)        90,300
Interest Expense, Net                                         5,643        (2,573)(c,d)       3,070
Equity in Loss of Joint Venture                              11,849          --              11,849
                                                           --------      --------          --------
Total Expenses                                              271,602       (97,934)          173,668
                                                           --------      --------          --------
Income Before Provision for Income Taxes
  and Minority Interest                                      17,645         9,897            27,542

Provision for Income Taxes                                    8,683         3,177 (c)        11,860
Minority interest                                              (736)          784                48
                                                           --------      --------          --------

Net Income                                                 $  9,698      $  5,936          $ 15,634
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.68                        $   1.09

Basic Weighted Average Number of Shares Outstanding          14,353                          14,353

Diluted Earnings Per Share of Common Stock                 $   0.67                        $   1.07

Diluted Weighted Average Number of Shares Outstanding        14,584                          14,584



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)


                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating Revenues                                         $281,644       (86,416)(c)      $195,228

Agent Commissions                                            65,674        (4,633)(c)        61,041
General and Administrative                                  190,580       (75,060)(c)       115,520
Interest Expense, Net                                         2,468        (2,163)(c,d)         305
Equity in Loss of Joint Venture                               2,850          --               2,850
                                                           --------      --------          --------
Total Expenses                                              261,572       (81,856)          179,716
                                                           --------      --------          --------
Income Before Provision for Income Taxes
  and Minority Interest                                      20,072        (4,560)           15,512

Provision for Income Taxes                                    9,276         2,606 (c)         6,670
                                                           --------      --------          --------

Net Income                                                 $ 10,796      $ (1,954)         $  8,842
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.72                        $   0.59

Basic Weighted Average Number of Shares Outstanding          15,004                          15,004

Diluted Earnings Per Share of Common Stock                 $   0.71                        $   0.58

Diluted Weighted Average Number of Shares Outstanding        15,164                          15,164



      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 - BASIS OF PRESENTATION

The foregoing Unaudited Pro Forma Condensed Consolidated Financial Statements illustrate the effect of the Company's disposition of its unemployment compensation and workers' compensation, self-funded and Ohio managed care business units. The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company at September 30, 2000 reflects the financial position of the Company after giving effect to the disposition of the self-funded business unit above as if it had occurred at September 30, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2000 and 1999 and the years ended December 31, 1999, 1998 and 1997, give retroactive effect to the dispositions of the Company's unemployment compensation and workers' compensation, self-funded and Ohio managed care business units as if they had occurred at the beginning of the periods presented.

NOTE 2 - PRO FORMA BALANCE SHEET ADJUSTMENTS

a) Reflects the disposition of the Company's interest in net assets and liabilities of the self-funded business unit.

b) Reflects the application of the proceeds of the sale, recognition of the gain on the sale. Note that the proceeds are used to reduce the line of credit and cash overdraft balances.

NOTE 3 - PRO FORMA INCOME STATEMENT ADJUSTMENTS

a) Reflects the elimination of the discontinued operations, loss on sale of discontinued operations and the related tax effects for the nine months ended September 30, 2000 and 1999.

b) Reflects incremental interest expense savings and the related tax effect due to the reduction of indebtedness by the amount of the proceeds from the sales. The reduction in expense was calculated based upon the average interest rate on outstanding indebtedness during the period.

c) Reflects the elimination of the discontinued operations, loss on sale of discontinued operations and the related tax effects for the years ended December 31, 1999, 1998 and 1997; respectfully.

d) Reflects incremental interest expense savings due to the reduction of indebtedness by the amount of the proceeds from the sales. The reduction in expense was calculated based upon the average interest rate on outstanding indebtedness during the period.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           HEALTHPLAN SERVICES CORPORATION

Date:  November 13, 2000                  /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       President and Chief Operating Officer
                                       (Principal Executive Officer)


Date:  November 13, 2000                  /s/ Gregory C. Fisher
                                       -----------------------------------------
                                       Senior Vice President and Controller
                                       (Principal Accounting Officer)